

FLUX POWER

LEADING LITHIUM ADOPTION

NASDAQ: FLUX

December 2023

Safe Harbor Language



This presentation contains forward-looking statements. All statements other than statements of historical fact contained in this presentation, including statements as to the Company's future results of operations and financial position, planned products and services, business strategy and plans and objectives of management for future operations, are forward-looking statements.

These statements involve known and unknown risks, uncertainties, assumptions and other factors that may cause the Company's actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements.

In some cases, you can identify forward-looking statements by terms such as “may,” “will,” "should," “expects,” "plans," anticipates,” "could,” "intends," "target," “projects," “contemplates,” “believes," “estimates," “aims," “predicts," "potential," “seeks,” attempts,” "poised" or “continues” or the negative of these terms or other similar words. These statements are only predictions.

The Company has based these forward-looking statements largely on its current expectations and projections about future events and financial trends that it believes may affect its business, financial condition and results of operations. Also, these forward-looking statements represent the Company's estimates and assumptions only as of the date of this presentation. The Company assumes no obligation to update any forward-looking statements after the date of this presentation.

This presentation also contains estimates and other statistical data made by independent parties and by the Company relating to market size and growth and other industry data. This data involves several assumptions and limitations, and you are cautioned not to give undue weight to such estimates. The Company has not independently verified the statistical and other industry data generated by independent parties and contained in this presentation and, accordingly, it cannot guarantee their accuracy or completeness.

In addition, projections, assumptions and estimates of its future performance and the future performance of the industries in which it operates are necessarily subject to a high degree of uncertainty and risk due to a variety of factors. These and other factors could cause results to differ materially from those expressed in the estimates made by independent parties and by the Company. For more information, please refer to risk factors discussed in Company's periodic filings with the SEC.

Video: Flux Power Facility Tour


FLUX POWER
Welcome
TO FLUX POWER

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Flux Power Snapshot

Nasdaq: FLUX	
Closing Price (12/1/23)	$3.40
52 Week Range	$2.97 - $7.50
Market Cap	$56.2M
Shares Outstanding	16.5M
Float	12.0M
Revenue (FY'23)	$66.3M
Order Backlog (11/2/23)	$31.1M
Patent Portfolio[1]	5
Headquarters	Vista, CA
Employees	132

1. Patent portfolio includes filed and or granted patents as of the Company's most recent 10-K filing.

A Premier Partner

- LT supplier to marquee names
- Strong OEM relationships & approvals

Design & Manufacturing Expertise

- UL Listed products
- ISO 9001
- Patent protected IP
- Lean manufacturing

Delivering Sustainability

- Lowers carbon footprint
- Maintenance free
- High energy efficiency

Comprehensive Support

- Industry knowledge
- Application expertise
- Responsive Product support

Flux Power: A Leading Provider of Sustainable Lithium-Ion Energy Storage Solutions for Material Handling, Airport Ground Support, and Other Industrial Equipment

700 BP Increase in GM Year Over Year

Q1'24 vs Q1'23

$ 000K	Q1'24 Actual	Q1'23 Actual	Var $ Over/(Under)	Var % Over/(Under)
Revenue	14,797	17,840	(3,042)	-17.1%
COGS	10,486	13,892	(3,406)	-24.5%
Gross Margin	4,311	3,948	363	9.2%
Gross Margin %	**29.1%**	**22.1%**		**7.0%**
Operating Costs	**5,759**	**5,587**	**172**	**3.1%**
EBITDA	(1,448)	(1,639)	191	
Less Stock Incentives	275	96	179	
Adj EBITDA	(1,173)	(1,544)	371	-24%

- Revenue decreased due to extended lead times for certain model lines of major OEMs, resulting in some shipment deferrals and delays in receiving anticipated orders.
- Gross margin increased 7% driven by pricing and cost initiatives.
- Adjusted EBITDA loss decreased 24% driven by gross margin initiatives.



A Foundation Built for Fortune 500 Electrification

2013



- Launch strategy targeting first LI-ion pack in Material handling sector

2014

- Walkie pallet jack battery pack launched



2016

- Walkie pallet jack battery pack UL Listed & approved by major OEMs

2018

- Airport Ground Support Equipment packs launched
- Counterbalanced forklift battery pack launched
- OEM private label agreement



2019



- Narrow Aisle and End rider/ center rider battery pack launched
- Moved into current facility
- UL Listing: counterbalanced forklift battery pack

2020

- 3-wheel battery pack
- UL Listing: narrow aisle pack
- SkyBMS telematics
- NASDAQ uplisting
- Stationary energy storage



2021



- 'Next-gen M24 end rider/center rider battery pack launched
- UL Listing: M24 battery pack
- 18,000+ battery packs in field

2022

- 3-wheel battery pack with new voltage option
- New modular designed C48 battery pack
- New S24 high-capacity option availability



2023



- Launched the next generation G80 battery pack for GSE with a new modular design for easier maintenance
- Next Generation GSE packs with a higher capacity option

Product Line for Large Fleets

Class 3 Walkie Pallet Jack		Class 3 End Rider / Center Rider	Class 2 Narrow Aisle	Class 1 and 2 3-Wheel	Class 1 3-Wheel	Class 1 Counterbalanced	Airport GSE	ESS, AGVs / AMRs, Industrial Equipment
S8	S24	M24	M36	L36	L48	X36/X48/X80	GSE	C48





Customers Are Seeking Lower Cost & Higher Performance Lithium-ion Battery Packs

Flux Power battery packs mitigate operational pain points AND at a lower total cost of ownership


Performance
Environmental Impact
Total Cost of Ownership
Safety
Maintenance
Energy Efficiency

Attribute	Lead Acid Batteries	Flux Power Lithium-ion Battery Packs
Performance	Multiple batteries required for multi-shift operations	One battery required for multi-shift operations
Lifespan*	500-1,500 cycle life	3,000-4,500 cycle life
Efficiency**	Less efficient energy storage	More efficient energy usage (30-50%)
Maintenance	Regular watering, weekly equalization charges	No required regular maintenance
Environmental	Produces off gasses; acid spills require EPA reporting	Saves tons of CO_2
Cost	Lower initial purchase cost per battery	Lower total cost of ownership

* *Based on disclosures by Enersys, East Penn, Flux Power supplier*
** *Based on Flux Power, Sept. 2020, Energy Efficiency Study for Fortune 50 US beverage distributor*

Fortune 100 Customer Savings: 50%

Global manufacturer with 24 Class 1 lift trucks at one warehouse location comparing Lead Acid to Lithium-Ion.

$300K
Battery Savings

$800K
5-Year Total Savings

$500K
Operating Savings

50%
% Savings vs Lead Acid

$30K
Energy Savings

Environmental Impact
- ✓ No EPA monthly lead acid reporting
- ✓ No acid spills in warehouse

Costs	Lead Acid	Flux Power Lithium-Ion	$ Savings	% Savings
Battery Costs				
Price Per Battery	$ 9,800	$ 27,200	($17,400)	
Batteries Required	96	24		
***Total 8 Year Battery Cost**	**$940,800**	**$652,800**	**$288,000**	**31%**
Operating Costs				
****Total 8 Year Operating Cost**	**$ 598,920**	**$ 109,440**	**$489,480**	**82%**
Energy Costs				
*****Total 8 Year Energy Cost**	**$ 81,935**	**$ 53,258**	**$28,677**	**35%**
Total Cost	**$ 1,621,655**	**$ 815,498**	**$806,157**	**50%**

**Assumes a 4-year life-span for the lead acid battery vs 8 years for Flux Power Lithium Ion. 2 lead acid per truck vs 1 for Flux Power Lithium Ion.*

***Lead acid includes watering and safety system, regular scheduled maintenance, & charge time. Lithium Ion includes charge time and repairs outside of warranty period.*

****Assumes a 35% efficiency gain.*

All material handling battery packs are designed to **"plug and play"** with lift equipment from most OEMs.

~ 10%

Estimated lithium-ion market share of electric forklifts*

$2.5B

Addressable annual market for electric forklifts**

Material Handling Equipment is a Growing Market

Industry trends:

As the Industry grows, the industry is experiencing a transition from internal combustion to electric power

Adopting Flux Power's lithium-ion technology:

Major global beverage distributor selected Flux Power to help in transitioning their fleet to lithium-ion technology

Flux Power is supplying lithium-ion battery packs to Fortune 500 fleets

** Lithium-ion competitor estimated sales*
*** Forklift market growth 2% annually; lithium penetration grows 40% per year; Flux Power market share increases 2% a year*

GSE Type	Description
Ground Support Equipment	Pushback Tractors
	Belt Loaders
	Baggage/Cargo Tugs

$400M+

Estimated market size* of internal combustion GSE which can be replaced by electric GSE

Airlines Pursue GSE Fleet Electrification

Industry trends:

“Green Initiatives” to reduce emissions at airports) favor a lithium-ion solution

Only 15-25% of airline GSE fleets are electric – 75-85% of fleets are internal combustion which could be replaced by electric

Airlines adopting Flux Power’s lithium-ion technology:

“By the end of 2021, 55% of our ATL Delta Cargo facility will be powered by Flux Power lithium-ion Toyota forklifts. With these maintenance free batteries… we have significantly reduced our operating costs and increased uptime.”

- GSE System Asset Manager, Delta Air Lines

** Information based on public data on airline fleet sizes; Averest estimate on electric / internal combustion mix*

20,000 Battery Packs Shipped Throughout North America



CANADA
Edmonton
Calgary
Vancouver
Seattle
Lake Superior
Montreal
Toronto
Detroit
Chicago
Boston
New York
Philadelphia
Washington
UNITED
STATES
Denver
St Louis
San Francisco
Los Angeles
Dallas
Atlanta
Houston
Monterrey
Miami
MÉXICO



Cumulative Battery Packs Shipped: Fiscal Years
21,000
18,000
15,000
12,000
9,000
6,000
3,000
-
2017
2018
2019
2020
2021
2022
2023
Q1 2024

Go To Market – Sales Channels by Segment

	Material Handling Equipment	Airport Ground Support Equipment	Stationary Energy Storage / Other
OEMs	Toyota, Crown Equipment Raymond, CLARK, Hyster-Yale, others	TLD, Charlatte, Trepel	BEAM Global, Electric autonomous shuttle mfg
Sales Channel	OEM national accounts sales, forklift dealers, & regional battery distributors, some direct sales	Averest (Airline industry distributor)	Direct sales with regular scheduled deliveries
End Users	Pepsi, Frito Lay, JBS, Subaru, Procter, Gamble and others	Delta Air Lines, Air Canada, United, Southwest, Swissport	Municipalities, College campuses, Amusement parks

Diverse Customer Base in Multiple Segments

Food & Beverage	Retail & Grocery	Manufacturing	Distribution	Stationary Energy Storage/Other	Airport GSE
Frito Lay	Costco Wholesale	Subaru	FedEx	BEAM	Delta
JBS	P&G	Nissan	US Foods	beep	swissport
Mondelēz International	Market Basket	Caterpillar	SpartanNash	Bastian Solutions	BAE Systems
pepsi	Walmart	Benteler	MB		Cal-Lift
		Crown Cork & Seal	McLane		Air Canada
		Georgia-Pacific			United
		Electrolux			

Evolving Product Lines For Multiple Customer Segments


FY 2021
Stationary Energy Storage
Accessories
GSE
Material Handling


FY 2022
Stationary Energy Storage
Robotics
Accessories
GSE
Material Handling


FY 2023
Stationary Energy Storage
Accessories
GSE
Material Handling

New Customer Acquisitions Create Long Term Relationships



Customer Sales by Year
$70,000,000
$60,000,000
$50,000,000
$40,000,000
$30,000,000
$20,000,000
$10,000,000
$-
FY'17
FY'18
FY'19
FY'20
FY'21
FY'22
FY'23
Customers Acquired FY'23
Customers Acquired FY'22
Customers Acquired FY'21
Customers Acquired FY'20
Customers Acquired FY'19
Customers Acquired FY'18
Customers Acquired FY'17

Shipped PO's: Up to $3.0M*

CLARK Material Handling

Battery Packs: L48

JBS / Toyota

Battery Packs: M24/L-Series /X-Series

Bastian Solutions Inc: AGV Toyota

Battery Packs: M24/L48

Costco

Battery Packs: M24

Cal Lift / Toyota

Battery Packs: GSE

JM Equipment / Toyota

Battery Packs: L48/X48

Subaru/ Wiese USA

Battery Packs: L48/X48

CANPACK / Toyota

Battery Packs: X48

**Represents selected shipped PO's, not all inclusive.*

Shipped PO's : Up to $3.0M Continued*

Procter & Gamble / Toyota

Battery Packs: M36/X- Series

Crown Cork & Seal / Toyota

Battery Packs: X48

BAE Systems Defense / Toyota

Battery Packs: GSE

Caterpillar (CAT)

Battery Packs: GSE/X-Series /M36

Air Canada

Battery Packs: GSE

Georgia Pacific / Toyota

Battery Packs: X48

Andriod / Toyota

Battery Packs: X48

Benteler

Battery Packs: X48

**Represents selected shipped PO's, not all inclusive.*

Shipped PO's : Up to $17.0M*

McClane

Battery Packs: M24/M36

Beam

Battery Packs: C48

IBCI

Battery Packs: L36/X48

Nissan Motors / Lilly Toyota

Battery Packs: M36/X- Series

PepsiCo / Crown / Toyota

Battery Packs: M24/S8/X48

Electrolux / Toyota

Battery Packs: L-Series/X-Series

Delta Airline / Toyota

Battery Packs: L-Series/GSE

Frito-Lay / Crown

Battery Packs: M36

**Represents selected shipped PO's, not all inclusive.*

Innovative Design & Expertise



Engineering Expertise

In-house engineering and software experts to design lithium-ion battery packs optimized for performance and safety.

Experience with thermodynamics, packaging, CAD & more



Intellectual Property

2 protected IP patents:

- Patented BMS firmware, battery design

3 patents pending:

- Predictive balancing
- Battery State Of Health insights
- Battery pack life improvements

Trademarks:

- SkyBMS™ telematics trademark filed



Prototyping and Testing

Third party validation of highest safety & durability standards; result of significant investment.

In-house testing includes, drop testing, vibration, electrical & more

3D printing technology to rapidly develop prototypes

SkyBMS Telematics: Access to Fleet Management Anywhere & Anytime

Data is transmitted via cellular / Wi-Fi connection & stored in cloud base



Data is collected by the telematics unit



Text and email notifications / alerts

Data is translated & a portfolio of **real time reports** made available to:

- Customer
- Dealer
- Flux Power



Remote Diagnosis

Lean Manufacturing at Flux Power



Strategy

- Deploying lean manufacturing concepts to focus on performance

Quality

- ISO9001 certified to ensure consistent quality products

Facility

- 64,000 sq ft facility can support production for +$150M annual sales

Flexibility

- Modular product design allows assembly resources to shift based on demand

Strong Trajectories



Revenue ($M)
Q1+Q2
Q3+Q4
70.0
60.0
50.0
40.0
30.0
20.0
10.0
0.0
FY'17
FY'18
FY'19
FY'20
FY'21
FY'22
FY'23
FY'24



Margin (%)
Margin
Prior Margin Trajectory
40.0%
35.0%
30.0%
25.0%
20.0%
15.0%
10.0%
5.0%
0.0%
FY
Quarter
FY'17*
FY'18*
FY'19
FY'20
FY'21
FY'22
FY'23
Q1'24
Trend affected by model mix

*Gross Margins were negative in FY'17 & FY'18

Cash Flow Breakeven in FY24, LT Growth

Q1 FY24 Progress

- ✓ Adjusted EBITDA loss improved 24% in Q1'24 compared to Q1'23
- ✓ Improvement in gross margins from cost and price initiatives: 29% in Q1'24 compared to 22% Q1'23 and 27% in Q4'23
- ✓ Inventory balance more consistent due to improved inventory management, and sourcing and supply chain management

Our Priorities

Short Term:

- Cash flow breakeven, sustained profitability beginning FY 2024
- Expansion of product line-up, operational efficiencies, and service network

Long Term:

- Increase profitability through revenue, gross margins, and current operating leverage
- Expand current organic growth momentum
- Expand and develop partnerships that provide revenue growth and technology leverage

Quarterly Adjusted EBITDA Trajectory



0
(500)
(1,000)
(1,500)
(2,000)
(2,500)
(3,000)
(3,500)
(4,000)
(4,500)
(5,000)
(3,804)
(4,660)
(3,393)
(2,214)
(1,544)
(888)
(676)
(597)
(1,172)
Q1'22
Q2'22
Q3'22
Q4'22
Q1'23
Q2'23
Q3'23
Q4'23
Q1'24

Q1 reflects lower revenue due to delayed timing of orders/shipments

Our Products Enable our Customers to Reduce Their Carbon Footprint & Improve Their ESG Rating/Scorecard

Environmental

- 30-50% more energy efficient than lead acid batteries
- Save tons of carbon dioxide from the environment due to efficiency of lithium-ion
- No direct emissions (unlike propane or diesel)
- Don't use toxic materials like lead or volatile cobalt
- Safe disposal of hazardous materials (no lead pollution)

Social

- Provide good quality jobs with a diverse workforce
- Safety is a key focus, UL certification for our products
- Provide benefits that enhance the well-being of our employees and their families

Governance

- Implemented Board of Directors diversity goals
- Management Team with deep experience and broad skill sets
- Audit, governance, & compensation committees
- SEC filings & compliance

Customer Backlog & Inventory Reflect Ongoing Demand



$45
$40
$35
$30
$25
$20
$15
$10
$5
$0
Q2'22
Q3'20
Q4'20
Q1'21
Q2'21
Q3'21
Q4'21
Q1'22
Q2'22
Q3'22
Q4'22
Q1'23
Q2'23
Q3'23
Q4'23
Q1'24
Customer Backlog
Inventory

- Customer backlog decreased to $21.8M as of September 30, 2023 from $28.5M as of June 30, 2023 due to seasonality and deferrals related to forklift timing delays. **Backlog increased $9.3M to $31.1M as of November 2, 2023.**
- Normalization of global supply chains, ongoing adoption of lean manufacturing principles driving throughput and capacity improvements.
- Inventory increased slightly to $19.5M as of September 30, 2023 from $19.0M as of June 30, 2023.

Investment Summary

1. Strategic initiatives deployed and NOW working to reach breakeven and generate sustainable profitability
2. Business growth trajectory continues along with new customer acquisitions
3. Continued increase in both customer demand and related production capacity increases
4. Planning expansion into emerging sectors such as warehouse robotics and high voltage applications
5. Highest current priority: Trajectory to cash flow breakeven and profitability

FLUX POWER

Management Team



Ron Dutt

Chief Executive Officer

Ford VISA



Chuck Scheiwe

Chief Financial Officer

greatcall. Teletrac Navman



Paulus Geantil

Chief Technology Officer

aptera QUANTUM DESIGN



Jeff Mason

Vice President of Operations

MOTOROLA NEOTech



Tod Kilgore

Vice President of Sales

MARSHALL ACCURATE SOLUTIONS



Jim Rooney

Vice President of Engineering

Hunter

Capital Markets Summary

FLUX NASDAQ Listed	
Shares Outstanding	16.5M
Options/Warrants	0.9M/1.4M
Sector	Industrials
Industry	Electrical Equipment & Parts
Fiscal Year End	June 30

Sell-Side Analyst Coverage

Maxim Group	Matthew Galinko
H.C. Wainwright	Amit Dayal
Lake Street Capital Markets	Rob Brown

News Releases

- Flux Power to Attend the Benchmark 12th Annual Discovery One-on-One Conference on December 7, 2023 – ***Nov 20, 2023***
- Flux Power Reports Fiscal Year 2024 First Quarter Financial Results – ***Nov 9, 2023***
- Flux Power Announces Capital Structure Update Including New Credit Facility with Cleveland Capital – ***Nov 3, 2023***
- Flux Power Reports Fiscal Full Year 2023 Financial Results – ***Sept 21, 2023***
- Flux Power to Showcase the Latest Lithium-Ion Solutions for Electrifying Airport Ground Support Equipment – ***Sept 19, 2023***
- Flux Power to Participate at H.C. Wainwright 25th Annual Global Investment Conference and Lake Street Best Ideas Growth (BIG7) Conference in September – ***Aug 30, 2023***
- Flux Power Closes New $15 Million Credit Facility with Gibraltar Business Capital – ***Aug 3, 2023***
- Flux Power to Present at LD Micro Invitational XIII Conference on June 6, 2023 – ***May 25, 2023***
- Flux Power Reports 3rd Quarter Fiscal 2023 Financial Results – ***May 11, 2023***
- Flux Power Announces UL Solutions List Status for Next-Generation G2 Series Battery Platform – ***May 9, 2023***
- Flux Power Renews $14 Million Credit Facility with First Citizens Bank – ***April 27, 2023***
- Flux Power Announces Opening of Strategic Support Center in Atlanta to Accelerate Customer Expansion – ***April 13, 2023***

Upcoming and Past Events

- Upcoming MHI MODEX 2024 Conference– **March 11-14, 2024**
- Benchmark 12th Annual Discovery One-on-One Conference – ***Dec 7, 2023***
- International GSE Expo – ***Sept 26 – 28, 2023***
- FY 2023 Q4 Financial Results & Company Update Conference Call – ***Sept 21, 2023***
- Lake Street Best Ideas Growth (BIG7) Conference – ***Sept 14, 2023***
- H.C. Wainwright 25th Annual Global Investment Conference – ***Sept 11, 2023***
- LD Micro Invitational XIII Conference – ***Sept 6, 2023***
- FY 2023 Q3 Financial Results & Company Update Conference Call – ***May 11, 2023***

Flux Power
info@fluxpower.com

2685 S. Melrose Drive,
Vista, CA 92081

Investor Relations
Chris Tyson
Executive Vice President
MZ North America
Direct: 949-491-8235
FLUX@mzgroup.us
www.mzgroup.us